SECOND AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                                 by and between

               RCM Technologies, Inc. and All of Its Subsidiaries

                                      with

       Citizens Bank of Pennsylvania, as Administrative Agent and Arranger

                                       And

              Each of the Financial Institutions Now and Hereafter
                 Shown on the Signature Pages Hereof as Lenders

                         Dated: As of February 26, 2003

                                        9
            SECOND AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This SECOND AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of February 26, 2003, by RCM TECHNOLOGIES, INC. ("RCM"), and ALL OF ITS SUBSIDIARIES (collectively referred to as "Borrower"), CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.), a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.) ("Citizens"), and SUNTRUST BANK (formerly known as SUNTRUST BANK ATLANTA), in its capacity as documentation agent and lender ("Suntrust") and FLEET NATIONAL BANK in its capacity as syndication agent and lender ("Fleet") (Citizens, Suntrust and Fleet individually each being a "Lender" and collectively referred to as "Lenders").

                                   BACKGROUND

A. Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of May 31, 2002, between Borrower and Lenders, as amended by a certain Amendment and Modification to Amended and Restated Loan and Security Agreement dated as of December 30, 2002 (collectively, the " Loan Agreement"), Lender has made available to Borrower a revolving line of credit in the aggregate amount of $40,000,000.00 (the "Revolving Credit"), and a term loan in the amount of $7,500,000.00 ("Term Loan").

B. The Revolving Credit is evidenced by certain Revolving Credit Notes dated May 31, 2002, from Borrower to Lender in the aggregate amount of $40,000,000.00 ("Revolving Credit Notes").

C. The Term Loan was evidenced by certain Term Notes dated May 31, 2002 from the Borrower to the Lenders in the aggregate amount of $7,500,000.00, ("Term Notes").

D. Borrower has requested that Lender modify certain covenants contained in the Loan Agreement, and Lender has agreed to modify those certain covenants subject to the terms and conditions of this Amendment.

         All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Loan Agreement. The following amendments and modifications shall be made to the Loan Agreement and shall be effective upon execution hereof:

a. Paragraph B of the "Background" Section of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    B. The Borrower has requested that the
                                    Lenders agree to amend and restate the
                                    Original Loan Agreement in its entirety to, among other things, (1) amend the Original Revolving Credit Facility to provide for a revolving credit facility having a maximum limit of $25,000,000.00 (including a sublimit of $10,000,000.00 under such revolving credit facility for the issuance of trade and standby letters of credit), and
                                    (2) delete all references to the Retiring
                                    Lenders.

b. The definition of "Net Income" contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    Net Income. Consolidated net income of RCM after taxes as such would appear on a statement of income prepared in accordance with GAAP; (i) provided however, that such Consolidated net income of RCM after taxes shall be determined without regard to (i) any expense, loss, charge or other reduction in income attributable and arising solely from the verdict ("Verdict"), including direct litigation costs, the costs of any appeal bonds and the amount of interest accrued on the Verdict, up to an amount not to exceed $10,718,000 in the aggregate (the "Verdict Liability"), in the matter entitled Meyers and Blaire v. RCM Technologies, Inc. (Docket No. BER-L-10166-98) in the Superior Court of the State of New Jersey (the "Meyers Suit"), as more particularly described in Item 4 of the Borrower's Form 8-K dated January 24, 2003, and the press release attached thereto as an exhibit, and
                                    (ii) any tax savings ("Verdict Tax Savings") resulting from RCM's deducting on its federal, state, local and foreign tax returns any amounts (including direct litigation costs) attributable and arising as a result of the Verdict; and provided further if the Verdict is hereafter modified, amended, altered, revised, compromised, settled or otherwise changed, the after-tax effect ("Post-Modification Tax Affect"), of such action shall be excluded from such consolidated net income of RCM after taxes.

c. The definition of "Minimum Tangible Net Worth" contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    Minimum Tangible Net Worth - RCM's
                                    consolidated Tangible Net Worth shall be (i) at least $4,000,000.00 as of June 30, 2001, plus (ii) seventy-five percent (75%) of
                                    quarterly Net Income thereafter (determined without taking the Additional Net Restructuring charge or Subsequent Additional Net Restructuring Charge into account and with no credit for losses) (the "Net Income Component"), plus (iii) one hundred percent (100%) of the Income Tax Benefit, plus (iv) the Verdict Tax Savings (if any), plus (v) the Post-Modification Tax Affect (if any), less (vi) the Verdict Liability, less (vii) the sum of (A) the Existing Additional Deferred Consideration Payments paid on or after July 1, 2001, (B) the New Acquisition Consideration Payments (hereinafter defined) (if any) paid on or after July 1, 2001, plus (C) any net losses (expressed as a positive number), if any, arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses recognized under this subparagraph (C), does not exceed $5,000,000.00 in the aggregate, provided that the reductions pursuant to clauses (A) and (B) of clause (vii) shall not in the aggregate exceed the increase in the Minimum Tangible Net Worth arising from the Net Income Component.

d. The definition of "Revolving Credit Limit contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    Revolving Credit Limit - The lesser of (k)
                                    $25,000,000.00, or (ii) the Borrowing Base as then in effect.

e. Section 2.1(e) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    (e) Under the Revolving Credit Facility, the
                                    Borrower may request the issuance of a
                                    letter of credit (each a "Letter of Credit") by delivering to the Agent a completed application and agreement for letter of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Philadelphia time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be a trade letter of credit or a Standby Letter of Credit. Subject to the terms and conditions hereof, in reliance on the agreements of the other Lenders as set forth in this Section 2.1, and provided the Agent has not received written notice from a Lender that an Event of Default or Unmatured Event of Default has occurred, the Agent will issue a Letter of Credit provided each Letter of Credit shall (i) have a maximum maturity of twelve (12) months from the date of issuance, and (ii) in no event expire later than one Business Day prior to the Revolving Credit Maturity Date and provided that in no event shall (i) the Letter of Credit Outstandings exceed, at any one time, $10,000,000.00 or (ii) the sum of the aggregate Letter of Credit Outstandings and the Revolving Credit Loans then outstanding exceed, at any one time, the aggregate Revolving Credit Facility Pro Rata Shares of the Lenders then in effect.

f. The reference to "40,000,000.00" in Section 2.5(b) of the Loan Agreement is hereby changed to "25,000,000.00"

g. Schedule A of the Loan Agreement shall be deleted in its entirety and replaced with the form of Schedule A attached to this Amendment.

2. Representations and Warranties. Borrower warrants and represents to Lenders that:

a. Prior Representations. By execution of this Amendment, Borrower reconfirms that all warranties and representations made to Lender under the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, all of which shall be deemed continuing until all of the Obligations to Lenders are paid and satisfied in full. Lenders acknowledge that Borrower has notified Lenders of various lawsuits and claims referred in Note 8 to Borrower's financial statements included in Borrower's Form 10-Q for the period ending September 30, 2002. In the opinion of management and based upon the advice of counsel, the Borrower has meritorious defenses to the lawsuits and claims; however the Borrower expresses no opinion herein with respect to the Meyers Suit. However, if material adverse determinations on either the lawsuits or claims were to be rendered, such determinations will have a material adverse impact on the results of operations in the period of the respective charges as well as a material adverse impact on the financial position and liquidity of the Borrower.

b. Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers and (ii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.

c. Valid, Binding and Enforceable. This Amendment and any other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles.

d. Costs. Upon execution hereof, Borrower shall pay all costs (including attorneys' fees of Lenders) attendant to this Amendment.

3. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Borrower acknowledges and agrees that, to its knowledge, it has no defenses, set-offs, counterclaims or deductions of any nature with respect to its obligations to Lender. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. The Loan Agreement and this Amendment shall be construed as integrated and complementary of each other, and augmenting and not restricting Lender's powers, rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

4. Verdict. The Banks hereby agree to waive their right to declare an Event of Default under Sections 8.1(h) and 8.1(q) of the Loan Agreement as a result of the Verdict. However, the waiver by the Banks under this Paragraph 4 is specific with respect to the Verdict and should not be construed to be, or operate as, a waiver of any other right of the Banks' under the Loan Agreement, nor shall it preclude any other or future exercise of the rights granted to the Banks under the Loan Agreement upon a failure to comply with any term, covenant or condition contained in the Loan Agreement including, without limitation, any other event which would constitute an Event of Default under Sections 8.1(h) and/or 8.1(q) of the Loan Agreement.

5. Effectiveness Conditions. This Amendment shall become effective upon the full execution of this Amendment and the following:

a. The execution and delivery by the Borrower of a Second Amended and Restated Revolving Credit Note for each of the Lenders for the total principal amount of such Lender's Revolving Credit Pro Rata Share, in the form set forth on Exhibit
2.1 of the Loan Agreement.

b. Payment of the Lender's legal fees attendant to this Amendment;

c. Payment to Agent, on behalf of the Banks, the fees reflected on Schedule B hereto;

d. A Certificate of the Secretary or Assistant Secretary of the Borrower, dated the date hereof, including (i) resolutions duly adopted by the Borrower authorizing this Amendment, and (ii) evidence of the incumbency and signature of the officers executing the Amendment on the Borrower's behalf.

e. Any other documents reasonably required by Agent or Lenders.

6. Governing Law. This Amendment and all instruments, documents and agreements and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania.

7. Severability. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of the remaining provisions.

8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9. Modification. This Amendment may not be modified, amended or terminated except by an agreement in writing executed by the parties hereto.


         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.

BORROWER:                                        RCM TECHNOLOGIES, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 CATARACT, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 RCM TECHNOLOGIES (USA), INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 PROGRAMMING ALTERNATIVES
                                                 OF MINNESOTA, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 SOFTWARE ANALYSIS & MANAGEMENT, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 RCMT DELAWARE, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 RCM TECHNOLOGIES CANADA CORP.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 BUSINESS SUPPORT GROUP OF MICHIGAN, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________

                                                 PINNACLE CONSULTING, INC.

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________








AGENT:                                           CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________



LENDERS:                                         CITIZENS BANK OF PENNSYLVANIA, as Lender

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________


                                                 SUNTRUST BANK, ATLANTA, as Documentation Agent and Lender

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________


                                                 FLEET NATIONAL BANK, as Syndication Agent and Lender

                                                 By:_____________________________________

                                                 Name:___________________________________

                                                 Title:____________________________________







                                   SCHEDULE A

                            REVOLVING CREDIT FACILITY

Lenders                                  Revolving Credit                       Revolving Credit
-------
                                         Pro Rata Share                         Pro Rata Percentage

Citizens Bank of Pennsylvania            $10,526,325                            42.1%
Fleet National Bank                      $ 9,210,525                            36.8%
Sun Trust Bank                           $ 5,263,150                            21.1%

TOTAL COMMITMENT                         $25,000,000                            100%
                                         ===========                            ====







                                   SCHEDULE B

                                      FEES


Citizens Bank of Pennsylvania                                $13,157.90

Sun Trust Bank, Atlanta                                      $ 6,578.94

Fleet National Bank                                          $11,513.16
